Exhibit 99.1

AeroFarms, the World Leader in Indoor Vertical Farming,
to Become Publicly Traded Company through
Combination with Spring Valley Acquisition Corp.

•	AeroFarms® is revolutionizing agriculture, leveraging its proprietary technology platform to grow great-tasting produce at commercial scale and innovate the market for vertical farming.

•	Founded in 2004, AeroFarms is a certified B Corporation and public benefit corporation on a mission to grow the best plants possible for the betterment of humanity.

•	$1.9 trillion total addressable market today, with opportunities to enter new product categories with established, industry-leading strategic partnerships.

•	AeroFarms data science driven and fully-controlled technology platform enables the company to better understand plants, optimize farms, improve quality and reduce costs.

•	AeroFarms’ Dream Greens® brand wins on quality, flavor, taste and texture with products sold throughout the Northeast U.S. at major retailers, including Whole Foods Market, ShopRite, Amazon Fresh and FreshDirect.

•	Business combination is expected to fully fund the equity needs of AeroFarms’ growth strategy, including expanding retail distribution and market penetration, constructing additional farms, introducing future generations of proprietary farming technology and entering new product categories.

•	All AeroFarms’ stockholders will roll 100% of their equity holdings into the new public company.

•	Transaction is expected to provide up to $357 million in gross proceeds to AeroFarms – comprised of Spring Valley’s $232 million of cash held in trust, assuming no redemptions, and a $125 million fully committed PIPE at $10.00 per share, including investments from leading institutional investors, AeroFarms insiders, and Pearl Energy Investments, the sponsor of Spring Valley.

•	Following the expected second quarter 2021 transaction close, the combined company is expected to have an estimated pro forma equity value of approximately $1.2 billion and will remain listed on Nasdaq under the new ticker symbol “ARFM.”

Newark, NJ – March 26, 2021 – AeroFarms, a certified B Corporation and leader in vertical farming, announced today it has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Spring Valley Acquisition Corp. (Nasdaq: SV) (“Spring Valley”), a special purpose acquisition company. Upon closing of the transaction, AeroFarms will become publicly traded on Nasdaq under the new ticker symbol “ARFM”. The combined company will be led by David Rosenberg, Co-founder and Chief Executive Officer of AeroFarms.

Founded in 2004, AeroFarms is widely recognized as the world leader in vertical farming. As a certified B Corporation and public benefit corporation since 2017, AeroFarms is on a mission to grow the best plants possible for the betterment of humanity. Through its innovative growing platform, AeroFarms helps solve issues brought on by macro challenges such as population growth, water scarcity, arable land loss, health consciousness, and supply chain risks like the COVID-19 pandemic. AeroFarms has developed patented and award-winning technology in areas such as plant biology, mechanical design, environmental control, data science, operations, and plant genetics. Through the integration of these disciplines, AeroFarms achieves up to 390 times greater productivity per square foot annually versus traditional field farming while using up to 95% less water and zero pesticides. With over 250 invention disclosures and a vast library of data collected over 15 years of operations, AeroFarms is continually improving its systems to understand plants at unprecedented levels and solve agriculture-related supply chain issues. Today, AeroFarms sells great-tasting leafy greens products under its Dream Greens brand, which is consistently celebrated by top chefs and tastemakers.

AeroFarms’ Investment Highlights

•	AeroFarms is revolutionizing agriculture and has been innovating vertical farming for 15 years.

•	$1.9 trillion total addressable market opportunity within its core leafy greens market and other adjacencies.

•	Proprietary technology and industry leadership with proven innovation and design evolution through five generations of farm models supported by an experienced team and a robust portfolio of over 250 invention disclosures.

•	Data science driven and fully-controlled technology platform enables AeroFarms to better understand plants and optimize farms, while improving quality and reducing costs.

•	Commercially selling leafy greens with a brand that is already winning at retail, providing customers with a premium product with superior quality, flavor, taste and texture.

•	Grown over 550 varieties of produce to date and working with key strategic partners to use its growing platform to address broader problems in agriculture.

•	Strong projected financial performance driven by demonstrated farm key performance indicators (KPIs) and an accelerated farm rollout schedule.

Management Commentary

Chris Sorrells, CEO of Spring Valley, said, “Our goal was to partner with an industry-leading, best-in-class, sustainability-focused company and we are ecstatic to combine forces with AeroFarms, the market leader in vertical farming, to accomplish this vision. AeroFarms has a technological edge on the industry, developing a world-class innovation team that has fueled a robust and growing intellectual property portfolio of patents and trade secrets. Moreover, their team has been selling commercial product with major retailers, building a trusted brand that is performing well, and developing influential partnerships that will enhance their ability to scale this business quickly. The future is very bright for AeroFarms and we are excited to share this highly compelling ESG investment opportunity by bringing the market leader in the vertical farming industry public.”

David Rosenberg, Co-Founder and CEO of AeroFarms, added, “At AeroFarms, our mission is to grow the best plants possible for the betterment of humanity, and we are executing on this by taking agriculture to new heights with the latest in technology, innovation and understanding of plant science. Our technology empowers our operations – this is how we get closer to where the problems, opportunities and solutions are. We also have the capabilities to innovate fast by turning our crops a typical 26 times per year that allows us to continuously learn and improve yield and quality while simultaneously reducing capital and operating costs. Our business is at an inflection point where we will scale up our proven operational framework and begin our expansion plans in earnest. With the support of Spring Valley, we not only have the capital in place to execute our plan, but also a sponsor who shares the same ESG philosophies to make a positive impact on the world, while serving the interests of our shareholders.”

Transaction Overview

Under the terms of the Merger Agreement, the transaction is valued at a fully diluted pro forma equity value of approximately $1.2 billion assuming no redemptions by Spring Valley shareholders. The PIPE offering was anchored by leading institutional investors, AeroFarms insiders and Pearl Energy Investments, the sponsor of Spring Valley. The transaction will provide approximately $317 million of unrestricted cash at close to fund future farm development and general corporate purposes.

The transaction has been unanimously approved by the Board of Directors of Spring Valley, as well as the Board of Directors of AeroFarms, and is subject to satisfaction of closing conditions, including the approval of the shareholders of Spring Valley.

Upon completion of the proposed transaction, AeroFarms expects to nominate two of Spring Valley’s existing directors, Debora Frodl and Patrick Wood, III, to its Board of Directors. The remaining directors and officers of Spring Valley are expected to resign and be replaced with AeroFarms nominees, which will be named at a future date.

Additional information about the proposed transaction, including a copy of the Merger Agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Spring Valley with the Securities and Exchange Commission (“SEC”) and is available on the AeroFarms investor relations page at https://aerofarms.com/investors and at www.sec.gov.

Advisors

J.P. Morgan Securities LLC is acting as exclusive financial advisor to AeroFarms. Cowen is acting as a financial advisor to Spring Valley. Cowen and Wells Fargo Securities are acting as capital markets advisors to Spring Valley. J.P. Morgan Securities LLC, Cowen and Wells Fargo Securities acted as placement agents to Spring Valley in connection with the PIPE offering.

DLA Piper LLP (US) is acting as legal counsel to AeroFarms, Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to the placement agents and Kirkland & Ellis LLP is acting as legal counsel to Spring Valley.

Webcast Information

Spring Valley and AeroFarms management will host a webcast to discuss the proposed transaction on March 26, 2021 at 8:00 a.m. ET. Hosting the call will be Chris Sorrells, CEO of Spring Valley; David Rosenberg, Co-Founder and CEO of AeroFarms; and Guy Blanchard, CFO of AeroFarms.

To listen to the prepared remarks via telephone, dial 1-877-407-0784 (U.S.) or 1-201-689-8560 (international) and an operator will assist you, or via webcast which can be found on AeroFarms’ investor relations website at https://aerofarms.com/investors. A telephone replay will be available through April 9, 2021 at 11:59 p.m. ET by using 1-844-512-2921 (U.S.) or 1-412-317-6671 (international) and pin number: 13718018.

About Spring Valley Acquisition Corp.

Spring Valley Acquisition Corp. is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. While Spring Valley may pursue an initial business combination target in any business or industry, it is targeting companies focusing on sustainability, including clean energy and storage, smart grid/efficiency, environmental services and recycling, mobility, water and wastewater management, advanced materials and technology enabled services. Spring Valley’s sponsor is supported by Pearl Energy Investment Management, LLC, a Dallas, Texas based investment firm that focuses on partnering with best-in-class management teams to invest in the North American energy industry.

About AeroFarms

Since 2004, AeroFarms, through its holding company, Dream Holdings, Inc., has been leading the way for indoor vertical farming and championing transformational innovation for agriculture. On a mission to grow the best plants possible for the betterment of humanity, AeroFarms is a Certified B Corporation with global headquarters in Newark, New Jersey, United States. Named one of the World’s Most Innovative Companies by Fast Company two years in a row and one of TIME’s Best Inventions, AeroFarms’ patented, award-winning indoor vertical farming technology provides the perfect conditions for healthy plants to thrive, taking agriculture to a new level of precision, food safety and productivity while using up to 95% less water and no pesticides versus traditional field farming. AeroFarms enables local production to safely grow all year round for its commercial retail brand Dream Greens that has peak flavor always®. In addition, AeroFarms has developed multi-year strategic partnerships ranging from government to major Fortune 500 companies to help uniquely solve agriculture supply chain needs. For additional information, visit: https://aerofarms.com/.

Additional Information and Where to Find It

In connection with the business combination, Spring Valley intends to file a Registration Statement on Form S-4 (the “Form S-4”) with the SEC which will include a preliminary prospectus with respect to its securities to be issued in connection with the business combination and a preliminary proxy statement with respect to Spring Valley’s stockholder meeting at which Spring Valley’s stockholders will be asked to vote on the proposed business combination. Spring Valley and AeroFarms urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC, because these documents will contain important information about the proposed business combination. After the Form S-4 has been filed and declared effective, Spring Valley will mail the definitive proxy statement/prospectus to stockholders of Spring Valley as of a record date to be established for voting on the business combination. Spring Valley stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Spring Valley Acquisition Corp., 2100 McKinney Avenue Suite 1675 Dallas, TX 75201; e-mail: investors@sv-ac.com. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Participants in the Solicitation

Spring Valley and its directors and officers may be deemed participants in the solicitation of proxies of Spring Valley’s shareholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Spring Valley’s executive officers and directors in the solicitation by reading Spring Valley’s final prospectus filed with the SEC on November 25, 2020, the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Spring Valley’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

No Offer or Solicitation

This press release does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among Spring Valley and AeroFarms or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as amended, or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding Spring Valley’s proposed acquisition of AeroFarms, Spring Valley’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of AeroFarms and Spring Valley and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AeroFarms and Spring Valley. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of Spring Valley or AeroFarms is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to AeroFarms; risks related to the expansion of AeroFarms’ business and the timing of expected business milestones; the effects of competition on AeroFarms’ business; the ability of Spring Valley or AeroFarms to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future, and those factors discussed in Spring Valley’s final prospectus dated November 25, 2020 under the heading “Risk Factors,” and other documents Spring Valley has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Spring Valley nor AeroFarms presently know, or that Spring Valley nor AeroFarms currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Spring Valley’s and AeroFarms’ expectations, plans, or forecasts of future events and views as of the date of this press release. Spring Valley and AeroFarms anticipate that subsequent events and developments will cause Spring Valley’s and AeroFarms’ assessments to change. However, while Spring Valley and AeroFarms may elect to update these forward-looking statements at some point in the future, Spring Valley and AeroFarms specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spring Valley’s and AeroFarms’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Spring Valley Acquisition Corp.
www.sv-ac.com
Robert Kaplan
Investors@sv-ac.com

Investor Relations:

Jeff Sonnek

ICR

Jeff.Sonnek@icrinc.com

1-646-277-1263

Media Relations:

Marc Oshima
AeroFarms

MarcOshima@AeroFarms.com

1-917-673-4602